Exhibit 99.2

The Vistas of West Hills, Valencia, CA

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended March 31, 2011

BRE Properties, Inc.

First Quarter 2011

Earnings Release and

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Financial and Operating Highlights

First Quarter 2011

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter ending March 31,
	2011	2010
Selected Financial Results

Total revenues (1)	$90,604	$81,663
Total real estate expenses (1)	$29,390	$26,573
G&A expense	$5,234	$5,206
EBITDA (2)	$57,225	$53,982
Interest expense	$19,748	$21,099
Net income	$9,645	$5,525
Funds from operations (2)	$34,782	$29,380
Net income per share - diluted	$0.15	$0.10
FFO per share - diluted (2)	$0.53	$0.52

	Quarter ending March 31,
	2011	2010
Same-Store Operating Results

Revenue growth (%) (3)	1.5%	-4.7%
Expense growth (%) (3)	0.4%	2.2%
NOI growth (%) (3)	2.0%	-7.6%
Operating margin	68.2%	68.0%
Occupancy (avg. physical)	95.3%	95.1%
Annual turnover ratio	54.4%	57.1%

	Quarter ending March 31,
	2011	2010
Financial Metrics

Debt-to-EBITDA	8.0x	8.8x
Debt-to-total market capitalization	36.0%	46.7%
Debt-to-gross assets	47.6%	52.9%
Secured debt-to-gross assets	20.9%	20.7%
Interest coverage ratio (4)	2.5x	2.2x
Fixed charge coverage (4)	2.3x	2.0x

	Quarter ending March 31,
	2011	2010
Non Same-Store Operating Results

Revenues	$10,228	$2,399
NOI	$6,707	$1,562
Occupancy (avg. physical)	92.3%	33.3%
Gross asset value	$559,304	$164,138
Units	2,263	930	(5)

Capitalization

BRE common share price, 12/31/10	$43.50
BRE common share price, 3/31/11	$47.18

Common shares and units - Outstanding

period end	65,956
quarter average	64,890
Total funded debt	$1,844,958
Preferred equity (liquidation value)	$175,000
Common equity (at market)	$3,111,804
Total market capitalization	$5,131,762
Total assets, gross at 3/31/11	$3,876,266

Community Information

As of March 31, 2011
Operating:	Properties	Units

Wholly or majority owned
Same-store	68	19,275
Non same-store	8	2,263
Total	76	21,538

Joint venture	13	4,080

Development Pipeline:
Construction in progress	1	336
Land under development	6	1,938
Land under contract	3	880

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Percentages represent year over year comparisons for the stated period.
(4)	Interest coverage ratio represents adjusted EBITDA to interest expense, excluding capitalized interest. Fixed charge coverage represents adjusted EBITDA to interest expense excluding capitalized interest, plus preferred stock dividends.
(5)	Represents Q1’11 non same-store units present during Q1’10.

BRE Properties, Inc.

Consolidated Balance Sheets

First Quarter 2011

(Unaudited, dollar amounts in thousands except per share data)

	March 31, 2011	December 31, 2010
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,525,870	$3,464,466
Construction in progress	33,559	29,095
Less: accumulated depreciation	(664,413)	(640,456)

	2,895,016	2,853,105

Equity in real estate joint ventures:
Investments	60,946	61,132

Land under development	192,890	183,291

Total real estate portfolio	3,148,852	3,097,528

Cash	7,106	6,357
Other assets	55,895	52,362

TOTAL ASSETS	$3,211,853	$3,156,247

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$724,638	$773,076
Unsecured line of credit	310,000	209,000
Mortgage loans payable	810,320	810,842
Accounts payable and accrued expenses	45,318	52,070

Total liabilities	1,890,276	1,844,988

Redeemable noncontrolling interests	37,130	34,866

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 7,000,000 shares with total liquidation preference of $175,000,000 issued and outstanding at March 31, 2011 and December 31, 2010, respectively.	70	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 65,341,438 and 64,675,815 at March 31, 2011 and December 31, 2010, respectively.	653	647

Additional paid-in capital	1,283,724	1,275,676

Total shareholders’ equity	1,284,447	1,276,393

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,211,853	$3,156,247

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended March 31, 2011 and 2010

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 3/31/11	Quarter ended 3/31/10
REVENUES

Rental income	$87,345	$78,537
Ancillary income	3,259	3,126

Total revenues	90,604	81,663

EXPENSES

Real estate	$29,390	$26,573
Provision for depreciation	24,401	21,883
Interest	19,748	21,099
General and administrative	5,234	5,206
Other expenses (1)	143	925

Total expenses	78,916	75,686

Other income	605	724

Net income before noncontrolling interests, partnership income and discontinued operations	12,293	6,701

Income from unconsolidated entities	640	547

Income from continuing operations	12,933	7,248

Discontinued operations:
Discontinued operations, net (2)	—	1,603

Income from discontinued operations	—	1,603

NET INCOME	$12,933	$8,851

Redeemable noncontrolling interest in income	335	373

Dividends attributable to preferred stock	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$9,645	$5,525

Net income per common share - basic	$0.15	$0.10

Net income per common share - diluted	$0.15	$0.10

Weighted average shares outstanding - basic (3)	64,890	55,320

Weighted average shares outstanding - diluted (3)	65,105	55,415

(1)	For the three months ended March 31, 2011; $143,000 of acquisition costs were reported in other expenses. For the three months ended March 31, 2010 other expenses include $925,000 related to acquisition costs.
(2)	For 2010, includes four operating properties sold during the twelve months ending December 31, 2010.

	Quarter ended 3/31/11	Quarter ended 3/31/10
Rental and ancillary income	—	$4,460
Real estate expenses	—	(1,633)
Provision for depreciation	—	(1,224)

Income from discontinued operations, net	—	$1,603

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
REVENUES

Rental income	$87,345	$86,162	$83,752	$80,829	$78,537
Ancillary income	3,259	3,012	3,436	3,120	3,126

Total revenues	90,604	89,174	87,188	83,949	81,663

EXPENSES

Real estate	$29,390	$28,704	$28,337	$27,713	$26,573
Provision for depreciation	24,401	24,223	23,209	22,470	21,883
Interest	19,748	21,428	21,639	20,727	21,099
General and administrative	5,234	5,116	5,015	5,233	5,206
Other expenses	143	211	2,391	1,771	925

Total expenses	78,916	79,682	80,591	77,914	75,686

Other income	605	681	741	788	724
Net (loss) from extinguishment of debt	—	(22,949)	—	(558)	—
Income/(loss) from continuing operations and discontinued operations	12,293	(12,776)	7,338	6,265	6,701

Income from unconsolidated entities	640	586	520	526	547

Income/(loss) from continuing operations	12,933	(12,190)	7,858	6,791	7,248
Discontinued operations:
Discontinued operations, net (1)	—	401	1,862	1,151	1,603
Net gain on sales of discontinued operations	—	15,226	13,203	11,681	—

Income from discontinued operations	—	15,627	15,065	12,832	1,603

NET INCOME	$12,933	$3,437	$22,923	$19,623	$8,851

Redeemable noncontrolling interest in income	335	335	365	373	373
Dividends attributable to preferred stock	2,953	2,953	2,953	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$9,645	$149	$19,605	$16,297	$5,525

Net income per common share - basic	$0.15	$0.00	$0.30	$0.26	$0.10

Net income per common share - diluted	$0.15	$0.00	$0.30	$0.26	$0.10

Weighted average shares outstanding - basic (2)	64,890	64,305	64,050	61,820	55,320

Weighted average shares outstanding - diluted (2)	65,105	64,305	64,210	61,990	55,415

(1)	Details of earnings from discontinued operations, net:

	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Rental and ancillary income	—	$885	$3,410	$3,703	$4,460
Real estate expenses	—	(369)	(1,376)	(1,464)	(1,633)
Provision for depreciation	—	(115)	(172)	(1,088)	(1,224)

Income from discontinued operations, net	—	$401	$1,862	$1,151	$1,603

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), and Capital Expenditures

(In thousands, except per share, unit and per unit data)

	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
CALCULATION OF FFO

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$9,645	$149	$19,605	$16,297	$5,525
Add back/ exclude:
Depreciation from continuing operations	24,401	24,223	23,209	22,470	21,883
Depreciation from discontinued operations	—	115	172	1,088	1,224
Redeemable noncontrolling interest in income (1)	335	—	365	373	373
Depreciation from unconsolidated entities	506	501	524	486	480
Net (gain) on sales of discontinued operations	—	(15,226)	(13,203)	(11,681)	—
Less: Redeemable noncontrolling interests in income not convertible to common (1)	(105)	—	(105)	(105)	(105)

FUNDS FROM OPERATIONS (2)	$34,782	$9,762	$30,567	$28,928	$29,380

Allocation to participating securities (3)	($195)	($35)	($161)	($199)	($261)

Weighted average shares and equivalents outstanding - diluted	65,720	64,500	64,850	62,685	56,170

Funds from operations (per share) - diluted	$0.53	$0.15	$0.47	$0.46	$0.52

(1)	OP units were dilutive for the quarters ending March 31, 2011, September 30, 2010, June 30, 2010 and March 31, 2010. OP units were anti-dilutive for the quarter ending December 31, 2010, but dilutive for the twelve months ending December 31, 2010.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.
(3)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.

	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
NON OPERATING EXPENSE ITEMS INCLUDED IN FFO

Net loss on extinguishment of debt	—	$22,949	—	$558	—

Net loss extinguishment of debt - per share	$0.00	$0.36	$0.00	$0.01	$0.00
Acquisition costs	$143	$211	$2,390	$470	$925

Acquisition costs - per share	$0.00	$0.00	$0.04	$0.01	$0.02
Severance cost	—	—	—	$1,300	—

Severance cost - per share	$0.00	$0.00	$0.00	$0.02	$0.00

	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
CAPITAL EXPENDITURES
Recurring capital expenditures	$4,956	$7,129	$5,679	$6,446	$3,797

Average apartment units in period	21,423	21,615	21,906	21,649	21,523
Capital expenditures per apartment unit in period	$231	$330	$259	$300	$176
Capital expenditures per apartment unit-trailing four quarters	$1,120	$1,065	$973	$986	$1,000
Revenue enhancing rehabilitation costs	$1,659	$1,801	$1,840	$1,178	$1,125

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended March 31, 2011 and 2010

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q1 2011	Q1 2010	% Change	Q1 2011	Q1 2010	% Change
California
San Diego	3,958	$17,292	$17,275	0.1%	$5,075	$5,146	-1.4%
Inland Empire	1,807	6,558	6,443	1.8%	2,045	2,208	-7.4%
Orange County	3,349	14,337	14,296	0.3%	4,678	4,467	4.7%
Los Angeles	2,547	11,809	11,820	-0.1%	3,978	3,931	1.2%
San Francisco	3,152	15,567	14,977	3.9%	4,541	4,338	4.7%

Subtotal; California	14,813	$65,563	$64,811	1.2%	$20,317	$20,090	1.1%

Washington
Seattle	3,160	10,879	10,645	2.2%	3,787	3,785	0.1%

Non-Core Markets (1)	1,302	3,708	3,533	5.0%	1,360	1,484	-8.4%

Total Same-Store (2)	19,275	$80,150	$78,989	1.5%	$25,464	$25,359	0.4%

			Net Operating Income
	No. of Communities	No. of Units	Q1 2011	Q1 2010	% Change	% of Total
California
San Diego	13	3,958	$12,217	$12,129	0.7%	22.2%
Inland Empire	7	1,807	4,513	4,235	6.6%	8.3%
Orange County	11	3,349	9,659	9,829	-1.7%	17.7%
Los Angeles	12	2,547	7,831	7,889	-0.7%	14.3%
San Francisco	10	3,152	11,026	10,639	3.6%	20.2%

Subtotal; California	53	14,813	$45,246	$44,721	1.2%	82.7%

Washington
Seattle	12	3,160	7,092	6,860	3.4%	13.0%

Non-Core Markets (1)	3	1,302	2,348	2,049	14.6%	4.3%

Total Same-Store (2)	68	19,275	$54,686	$53,630	2.0%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
	No. of Communities	No. of Units	Q1 2011	Q1 2010	Q1 2011	Q1 2011
“Non Same-Store” Summary
Acquired properties (3)	5	1,257	$3,661	$76	91.6%	350,570
Lease up properties (4)	2	566	1,805	252	92.2%	179,558
Rehabilitation properties (5)	1	440	1,241	1,234	94.2%	29,176
Joint venture income (6)	13	4,080	640	547
Commercial and Other (7)	n/ a	n/a	(179)	(103)
Other income	n/ a	n/a	605	724
Discontinued operations (8)	4	1,530	0	2,827

Total Non Same-Store	25	7,873	$7,773	$5,557	92.3%	$559,304

Less Properties Sold 2010	(4)	(1,530)

Total All Units / NOI	89	25,618	$62,459	$59,187

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for at least five full quarters, starting January 1, 2010.
(3)	Consists of NOI from five properties acquired after January 1, 2010.
(4)	Consists of NOI from two properties fully delivered and under lease up.
(5)	Consists of NOI from one property under rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties. See page 7 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the three months ended March 31, 2011 and 2010 other real estate expenses exceeded the NOI from commercial.
(8)	Includes results from four properties sold in 2010.

BRE Properties, Inc.

Same Store Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (19,275 Units)

	Q1 2011	Q1 2010	$ Change	% Change	% of Q1 2011 Operating Expenses
Property taxes	$7,223	$7,467	$(244)	-3.3%	28.3%
Insurance	991	909	82	9.0%	3.9%
Utilities	1,787	1,733	54	3.1%	7.0%
Property management fees (1)	2,564	2,524	40	1.6%	10.1%
Other operating expenses (2)	12,899	12,726	173	1.4%	50.7%

Total operating expenses	$25,464	$25,359	$105	0.4%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE- Q1 2011

Joint Ventures	Communities	Regional Breakdown	Units	BRE equity investment	BRE Portion of debt
Relationship 1 - 15% BRE equity ownership	11	Phx. (3) Den. (8)	3,592	$49,114	$—
Relationship 2 - 35% BRE equity ownership	2	Phx. (1) Sac. (1)	488	11,832	8,643	(3)

Total	13		4,080	$60,946	$8,643

(3)	Debt Matures in 2011 with a weighted average interest rate of 7.60%.

BRE share	Q1 2011	Q1 2010
Revenues	$2,005	$1,858
Expenses	745	716

NOI	1,260	1,142
Depreciation	506	480
Interest	114	115

Net Income	$640	$547
Third party management fees earned	$446	$418

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q1’ 11	Q4’ 10	Q3’ 10	Q2’ 10	Q1’ 10
California
San Diego	0.7%	-0.5%	0.3%	-0.4%	-0.1%
Inland Empire	0.2%	0.5%	0.3%	0.7%	0.9%
Orange County	0.3%	-0.6%	0.8%	-0.2%	0.2%
Los Angeles	0.1%	-1.1%	1.2%	-0.3%	1.1%
San Francisco	0.9%	-1.5%	2.3%	2.2%	-0.9%

Subtotal; California	0.5%	-0.8%	1.1%	0.4%	0.1%

Washington
Seattle	2.2%	-1.5%	-0.5%	2.0%	0.4%
Non-Core Markets (1)	1.7%	0.0%	2.0%	1.3%	0.9%

Total Same Store (3)	0.8%	-0.8%	0.9%	0.6%	0.2%

EXPENSES (2)
	Q1’ 11	Q4’ 10	Q3’ 10	Q2’ 10	Q1’ 10
California
San Diego	6.0%	-3.7%	1.0%	-4.3%	10.3%
Inland Empire	-0.7%	-11.0%	2.7%	2.1%	2.3%
Orange County	0.9%	-2.8%	5.1%	1.7%	2.0%
Los Angeles	-3.2%	6.1%	-4.4%	3.1%	0.0%
San Francisco	6.6%	-3.1%	-2.3%	3.7%	-4.6%

Subtotal; California	2.3%	-2.3%	0.3%	0.9%	2.1%

Washington
Seattle	-0.6%	-3.8%	-5.2%	10.4%	0.1%
Non-Core Markets (1)	0.1%	-7.6%	5.2%	-5.8%	12.2%

Total Same Store (3)	1.8%	-2.9%	-0.3%	1.9%	2.3%

NET OPERATING INCOME
	Q1’ 11	Q4’ 10	Q3’ 10	Q2’ 10	Q1’ 10
California
San Diego	-1.4%	-0.8%	0.1%	1.3%	-3.9%
Inland Empire	0.7%	6.8%	-0.9%	0.0%	0.2%
Orange County	0.0%	0.5%	-1.2%	-1.1%	-0.6%
Los Angeles	1.8%	-4.5%	4.2%	-2.0%	1.6%
San Francisco	-1.2%	-0.9%	4.2%	1.6%	0.6%

Subtotal; California	-0.3%	0.1%	1.4%	0.1%	-0.8%

Washington
Seattle	3.8%	-0.2%	2.5%	-2.7%	0.5%
Non-Core Markets (1)	2.6%	5.1%	-0.1%	6.4%	-5.9%

Total Same Store (3)	0.3%	0.1%	1.5%	0.0%	-0.8%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 19,275 units for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes - “Same-Store” properties

For the period ending March 31, 2011

Q1’11 vs. Q4’10 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue

	units	Q1’ 11	Q4’ 10	% Change	Q1’ 11	Q4’ 10	% Change	Q1’ 11	Q4’ 10	% Change
San Diego	3,958	1,531	1,524	0.5%	95.1%	94.9%	0.2%	17,292	17,176	0.7%
Inland Empire	1,807	1,266	1,253	1.0%	95.6%	96.3%	-0.7%	6,558	6,542	0.2%
Orange County	3,349	1,505	1,490	1.0%	94.8%	95.5%	-0.7%	14,337	14,295	0.3%
Los Angeles	2,547	1,637	1,628	0.6%	94.4%	94.9%	-0.5%	11,809	11,803	0.1%
San Francisco	3,152	1,735	1,713	1.3%	94.9%	95.2%	-0.3%	15,567	15,423	0.9%
Seattle	3,160	1,204	1,184	1.7%	95.3%	94.8%	0.5%	10,879	10,642	2.2%

Non Core Markets	1,302	991	966	2.5%	95.8%	96.6%	-0.8%	3,708	3,647	1.7%

Same Store	19,275	1,459	1,445	1.0%	95.0%	95.2%	-0.2%	80,150	79,528	0.8%

Q1’11 vs. Q1’10 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue

	units	Q1’ 11	Q1’ 10	% Change	Q1’ 11	Q1’ 10	% Change	Q1’ 11	Q1’ 10	% Change
San Diego	3,958	1,531	1,515	1.0%	95.1%	96.0%	-0.9%	17,292	17,275	0.1%
Inland Empire	1,807	1,266	1,244	1.7%	95.6%	95.5%	0.1%	6,558	6,443	1.8%
Orange County	3,349	1,505	1,495	0.7%	94.8%	95.2%	-0.4%	14,337	14,296	0.3%
Los Angeles	2,547	1,637	1,603	2.1%	94.4%	96.5%	-2.1%	11,809	11,820	-0.1%
San Francisco	3,152	1,735	1,664	4.3%	94.9%	95.2%	-0.3%	15,567	14,977	3.9%
Seattle	3,160	1,204	1,188	1.3%	95.3%	94.5%	0.8%	10,879	10,645	2.2%

Non Core Markets	1,302	991	954	3.9%	95.8%	94.7%	1.1%	3,708	3,533	5.0%

Same Store	19,275	1,459	1,430	2.0%	95.0%	95.5%	-0.5%	80,150	78,989	1.5%

(1)	Average revenue per unit includes rental and ancillary income earned on occupied units during the period. Ancillary income per occupied unit totals approximately $50 per unit per month. Amounts reflect the effect of concessions amortized over the average lease term.
(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied units at contract rates and vacant units at market rents. Vacancy loss is determined by valuing vacant units at current market rents.

BRE Properties, Inc.

“Same-Store” New Lease and Renewal Metrics

As of March 31, 2011

Sequential “Same-Store” New Lease Transaction Summary

		Transacted
	Move-ins	Effective Rent(1)			Market Rent(2)			% Discount - effective rent to market rent(3)
	Q1 ‘11	Q1 ‘11	Q4 ‘10		Q1 ‘11	Q4 ‘10		Q1 ‘11	Q4 ‘10
California
San Diego	601	$1,443	$1,457	-1.0%	$1,461	$1,478	-1.2%	-1.3%	-1.5%
Inland Empire	234	1,240	1,225	1.2%	1,261	1,233	2.3%	-1.7%	-0.6%
Orange County	563	1,462	1,474	-0.8%	1,517	1,489	1.9%	-3.6%	-1.0%
Los Angeles	361	1,647	1,639	0.5%	1,713	1,666	2.8%	-3.9%	-1.7%
San Francisco	399	1,719	1,697	1.3%	1,744	1,717	1.6%	-1.4%	-1.2%

Subtotal; California	2,158	$1,511	$1,511	0.0%	$1,548	$1,530	1.2%	-2.4%	-1.2%

Washington
Seattle	381	1,172	1,161	1.0%	1,202	1,205	-0.2%	-2.5%	-3.6%

Non-Core Markets	189	936	962	-2.7%	951	972	-2.1%	-1.6%	-1.0%

Total Same Store	2,728	$1,424	$1,424	0.0%	$1,458	$1,446	0.8%	-2.3%	-1.5%

(1)	Represents leased rent per unit less the monthly value of concessions awarded on new leases signed during the period (renewals are excluded).
(2)	Represents monthly market rent on the date leases noted above were signed. Market rents on leases signed may differ from overall community level market rent due to the weighting of units leased (1 bedrooms vs. 2’s etc.) during the period.
(3)	Represents discount realized from market rent levels on new leases signed during the quarter.

Renewal Lease Data by Market Q1’11
	Renewals Q1 ‘11	Effective Q1 ‘11(4)	Expiring(5) Effective
California
San Diego	453	$1,504	$1,470	2.3%
Inland Empire	213	1,275	1,248	2.2%
Orange County	463	1,470	1,433	2.5%
Los Angeles	269	1,632	1,574	3.7%
San Francisco	398	1,731	1,659	4.3%

Subtotal; California	1,796	$1,537	$1,492	3.0%

Washington
Seattle	474	1,154	1,098	5.2%

Non-Core Markets	223	971	920	5.5%

Total Same Store	2,493	$1,414	$1,366	3.5%

(4)	Represents leased rent per unit less the monthly value of concessions awarded on renewals signed during the quarter.
(5)	Represents leased rent per unit less the monthly value of concessions awarded on the prior lease that expired during the quarter.

BRE Properties, Inc.

“Same-Store” Operating Metrics

As of March 31, 2011 and 2010

	No. of Units	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
		Q1’11	Q1’10	% Change	Q1’11	Q1’10	2011	2010
California
San Diego	3,958	$1,502	$1,485	1.1%	95.0%	95.8%	62%	66%
Inland Empire	1,807	1,265	1,230	3.0%	95.6%	94.8%	56%	59%
Orange County	3,349	1,484	1,549	-4.2%	94.9%	94.8%	66%	60%
Los Angeles	2,547	1,664	1,654	0.5%	94.8%	96.0%	50%	55%
San Francisco	3,152	1,775	1,655	7.2%	95.4%	95.0%	47%	49%

Subtotal; California	14,813	$1,555	$1,534	1.4%	95.1%	95.3%	57%	58%

Washington

Seattle	3,160	1,224	1,148	6.6%	95.6%	94.2%	43%	52%

Non-Core Markets (1)	1,302	996	921	8.2%	96.0%	94.2%	54%	59%

Total/Average Same Store (5)	19,275	$1,463	$1,429	2.4%	95.3%	95.1%	54%	57%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents across the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the quarterly period, divided by the number of units in the region.
(5)	Consists of stabilized properties owned by BRE for at least five full quarters, starting January 1, 2010.

BRE Properties, Inc.

Debt Summary as of March 31, 2011

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE
	Secured Debt		Unsecured Debt					Weighted
	Amortization	Balloon	Floating		Fixed		Total	Avg. Rate(1)	% of Debt
Year
2011	$1,606	$—	$—				$1,606	5.49%	0.1%
2012	1,236	65,507	310,000	(2)	35,000	(3)	411,743	2.57%	22.3%
2013	872	29,639	—		40,018		70,529	6.48%	3.8%
2014	3,839	—	—		50,000		53,839	4.82%	2.9%
2015	7,962	—	—		—		7,962	5.65%	0.4%
2016	9,041	—	—		—		9,041	5.65%	0.5%
2017	9,307	—	—		300,000		309,307	5.61%	16.8%
2018	9,853	—	—		—		9,853	5.65%	0.5%
2019	6,492	317,975	—		—		324,467	5.60%	17.6%
2020	3,346	343,646	—		—		346,992	5.62%	18.8%
2021	—	—	—		300,000		300,000	5.31%	16.3%

Total	$53,554	$756,767	$310,000		$725,018		$1,845,339	4.90%	100%

WEIGHTED AVERAGE COST OF DEBT
			Weighted	Weighted	Percentage
	Balance		Avg. Term	Avg. Rate	Total Debt
Fixed Rate
Unsecured	$690,018		7.25	5.51%	37.4%
Convertible (unsecured)	34,620	(3)	0.90	6.01%	1.9%
Secured	810,320		7.76	5.60%	43.9%

	$1,534,958		7.37	5.57%	83.2%
Floating Rate
Unsecured	310,000		1.50	1.56%	16.8%

Total debt	$1,844,958		6.39	4.90%	100.0%

CAPITALIZED INTEREST
	Q1 2011	Q1 2010
Capitalized Interest	$2,732	$3,134

	YTD ‘10	YTD ‘09
Interest capitalized	$11,977	$16,330

SENIOR UNSECURED DEBT RATING As of May 3, 2011

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

SELECTED DEBT COVENANTS AND CREDIT RATIOS

	Requirement	Actual
Total Debt to Gross Assets	<60%	47.6%
Total Secured Debt to Total Assets	<40%	20.9%
Total Unencumbered Assets to Unsecured Debt	>1.6	2.65
Minimum Fixed Charge Coverage	>1.5	2.25
Unencumbered NOI	N/A	68.2%

SUMMARY OF PREFERRED SHARES

Q1 2011
Total preferred shares outstanding	7,000
Liquidation value	$175,000
Dividend yield at par	6.75%

(1)	Represents the weighted average effective interest rates of BRE’s debt maturities in the year in which they become due.
(2)	Outstanding balance under $750 million senior unsecured line of credit priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents $35 million cash principal with 4.125% coupon adjusted to reflect convertible debt accounting guidance effective January 2009.

BRE Properties, Inc.

Development Summary

March 31, 2011

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred	Estimated Cost	Balance to Fund	Product Type	First CO (1)	Final CO (1)
Lawrence Station
Sunnyvale, CA	336	$33.6	$110.4	$76.8	Wrap	Q2 ‘12	Q1 ‘13

Total CIP	336	$33.6	$110.4	$76.8

LAND UNDER DEVELOPMENT (2)	Number of Units	Cost Incurred (3)	Estimated Cost (4)	Balance to Fund	Product Type	Estimated Start Date
Wilshire La Brea
Los Angeles, CA	478	$110.3	TBR	TBR	Podium	2H ‘11
Pleasanton I
Pleasanton, CA	254	16.8	TBR	TBR	Garden	TBD
Park Viridian II (5)
Anaheim, CA	400	33.0	TBR	TBR	Garden	TBD
Town and Country
Sunnyvale, CA	280	27.0	TBR	TBR	Podium	2H ‘11
Aviara (6)
Mercer Island, WA	166	5.8	TBR	TBR	Podium	2H ‘11
Mission Bay (3)
San Francisco, CA	360	5.1	TBR	TBR	Podium	2H ‘12

Total Land Owned	1,938	$198.0	$855.8	$657.8

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost	Balance to Fund	Product Type
Walnut Creek BART	358	$8.8	TBR	TBR	Podium
Walnut Creek, CA
Redwood City	271	0.9	TBR	TBR	Podium
Redwood City, CA
Pleasanton II	251	0.5	TBR	TBR	Garden
Pleasanton, CA

Total	880	$10.2	$303.7	$293.5

(1)	Represents estimated quarter in which first and final certificates of occupancy will be received. Projects generally received phased certificates of occupancy during the final six to nine months of construction.
(2)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. When construction commences, projects are transferred to construction in progress.
(3)	Total includes Mission Bay, which as of March 31, 2011 was under contract and had a $5 million deposit. On April 13, 2011 the Company acquired the land parcels and funded the $36 million balance of the $41 million purchase price. The acquisition is for two parcels of land in the Mission Bay district that are entitled for residential use and can be developed in phases.
(4)	Reflects the aggregate cost estimates; specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(5)	During the first quarter of 2011, the Company purchased for $5.1 million, a 4.4 acre site contiguous to its existing Park Viridian operating community and an existing phase 2 land site in Anaheim. The combined undeveloped phases now total 400 units (185 units were added).
(6)	During the fourth quarter of 2010, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 10-year extension. The annualized GAAP expense is approximately $664,000.
(7)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(9)	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental properties. Predevelopment costs associated with this site total $2.8 million and are recorded in Other assets.

BRE Properties, Inc.	Exhibit A

Share Analysis as of March 31, 2011

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

	Qtr. Ended 3/31/2011	Qtr. Ended 12/31/2010	Qtr. Ended 9/30/2010	Qtr. Ended 6/30/2010	Qtr. Ended 3/31/2010
Weighted Average
Weighted average shares outstanding (1)	64,890	64,305	64,050	61,820	55,320
Weighted average OP units (2)	615	—	640	695	755
Dilutive effect of stock based awards	215	195	160	170	95

Diluted shares - FFO (2)	65,720	64,500	64,850	62,685	56,170
Less: Anti-dilutive OP Units (3)	(615)	—	(640)	(695)	(755)
Less: Anti-dilutive stock based awards (3)	—	(195)	—	—	—

Diluted shares - EPS (4)	65,105	64,305	64,210	61,990	55,415

	As of 3/31/2011	As of 12/31/2010	As of 9/30/2010	As of 6/30/2010	As of 3/31/2010
Ending
Shares outstanding at end of period	65,341	64,675	64,088	64,022	55,663
OP units at end of period	615	615	639	639	715
Dilutive effect of stock based awards	215	170	160	175	95

Total	66,171	65,460	64,887	64,836	56,473

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 3/31/2011	Qtr. Ended 12/31/2010	Qtr. Ended 9/30/2010	Qtr. Ended 6/30/2010	Qtr. Ended 3/31/2010
6.75% Series C, $25 per share liquidation preference	4,000	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	3,000	3,000	3,000	3,000	3,000

	7,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarter ended December 31, 2010, and therefore are not included in shares calculation.
(3)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(4)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.	Exhibit B

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 3/31/2011	Quarter Ended 3/31/2010
Net income available to common shareholders	$9,645	$5,525
Depreciation from continuing operations	24,401	21,883
Depreciation from discontinued operations	—	1,224
Redeemable noncontrolling interest in income	335	373
Depreciation from unconsolidated entities	506	480
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(105)

Funds from operations	$34,782	$29,380

Allocation to participating securities - diluted FFO (1)	$(195)	$(261)

Allocation to participating securities - diluted EPS (1)	$(41)	$(23)

Diluted shares outstanding - EPS (2)	65,105	55,415
Net income per common share - diluted	$0.15	$0.10

Diluted shares outstanding - FFO (2)	65,720	56,170
FFO per common share - diluted	$0.53	$0.52

(1)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.
(2)	See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit B, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 3/31/2011	Quarter Ended 3/31/2010
Net income available to common shareholders	$9,645	$5,525
Interest, including discontinued operations	19,748	21,099
Depreciation, including discontinued operations	24,401	23,107

EBITDA	53,794	49,731
Redeemable noncontrolling interest in income	335	373
Dividends on preferred stock	2,953	2,953
Other expenses	143	925

Adjusted EBITDA	$57,225	$53,982

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 3/31/2011	Quarter Ended 3/31/2010
Net income available to common shareholders	$9,645	$5,525
Interest, including discontinued operations	19,748	21,099
Depreciation, including discontinued operations	24,401	23,107
Redeemable noncontrolling interest in income	335	373
Dividends on preferred stock	2,953	2,953
General and administrative expense	5,234	5,206
Other expenses	143	925

NOI	$62,459	$59,188

Less Non Same-Store NOI	7,773	5,558

Same-Store NOI	$54,686	$53,630